UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Exxon Mobil Corporation	Rex W. Tillerson
5959 Las Colinas Boulevard	Chairman and CEO
Irving, Texas 75039-2298

April 13, 2016

Dear Shareholder,

We are pleased to provide you with these proxy materials, including the 2016 Proxy Statement, the 2015 Summary Annual Report, and the 2016 Executive Compensation Overview. We have also included financial information in the 2015 Financial Statement and Supplemental Information. Along with these publications, other important information about your Company, including the Corporate Citizenship Report and the annual Outlook for Energy, may be found at exxonmobil.com.

The annual shareholders meeting and related voting process are important ways for shareholders to stay informed about your Company and to voice your opinions. Every year, shareholders are asked to vote on a number of important management and shareholder proposals that can affect your Company. Among the proposals raised this year, we ask that you consider in particular voting Item 7 – a request for a Proxy Access Bylaw. We believe the Proxy Access Bylaw proposal introduces potential risk to our Company, including to the long-proven and successful Board nomination and election process. It bypasses the role served by the Board’s independent nominating committee and circumvents the Company’s published selection criteria that we believe ensure that the Company attracts the most qualified Board candidates. The proposal can also promote special interest nominees, which can undermine the Board’s effort to represent the general interest of all shareholders.

Whether you own one share or many, the input of all shareholders is important and we encourage you to exercise your right to vote. For those who plan on joining us at the annual shareholders meeting in May, we look forward to seeing you there. For those who are unable to attend in person, there will be a webcast available so that you can hear the proceedings electronically. For all our valued shareholders, we encourage you to read the proxy materials carefully and to make sure your voices are heard through your votes.

Thank you for your support and interest in ExxonMobil. We remain resolute in our mission to create superior long-term shareholder value.

Sincerely,

+

IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet
• Go to www.investorvote.com/exxonmobil
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Exxon Mobil Corporation Shareholder Meeting to be Held on May 25, 2016

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, summary annual report, executive compensation overview, and financial booklet are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1: Go to www.investorvote.com/exxonmobil.
Step 2: Click on the link to view current meeting materials.
Step 3: Return to www.investorvote.com/exxonmobil and follow the instructions to log in.
Step 4: Select your delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 13, 2016 to facilitate timely delivery.

¡

+

002CSP0075	029Q6I

Shareholder Meeting Notice

Exxon Mobil Corporation’s Annual Meeting of Shareholders will be held on Wednesday, May 25, 2016 at Morton H. Meyerson Symphony Center, 2301 Flora Street, Dallas, Texas 75201, at 9:30 a.m., Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Directors recommend a vote FOR items 1 through 3:

1.	Election of Directors (page 16)
2.	Ratification of Independent Auditors (page 24)
3.	Advisory Vote to Approve Executive Compensation (page 26)

The Directors recommend a vote AGAINST shareholder proposal items 4 through 14:

4.	Independent Chairman (page 56)
5.	Climate Expert on Board (page 58)
6.	Hire an Investment Bank (page 59)
7.	Proxy Access Bylaw (page 59)
8.	Report on Compensation for Women (page 61)
9.	Report on Lobbying (page 63)
10.	Increase Capital Distributions (page 65)
11.	Policy to Limit Global Warming to 2°C (page 67)
12.	Report on Impacts of Climate Change Policies (page 69)
13.	Report Reserve Replacements in BTUs (page 71)
14.	Report on Hydraulic Fracturing (page 72)

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares, you must access and view the proxy materials and vote online. Alternatively, you may request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting in person, please bring this notice with you. For safety and security reasons, cameras, smartphones, recording equipment, electronic devices, computers, large bags, briefcases, packages, and firearms or other weapons will not be permitted in the building.

DIRECTIONS: Directions to the Exxon Mobil Corporation 2016 annual meeting are available at the back of the proxy statement, which can be viewed at www.investorvote.com/exxonmobil.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.
If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
g

Internet – Go to www.investorvote.com/exxonmobil. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g

Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Outside of the USA, US territories and Canada, please use the Internet or Email option.

g

Email – Send email to investorvote@computershare.com with “Proxy Materials Exxon Mobil Corporation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 13, 2016.

029Q6I

It is important that you VOTE It’s easy to participate, so please join your fellow stockholders and vote today

Questions & Answers
Why am I receiving this Notice of Internet Availability?

Why did I receive this Notice Regarding the Availability of Proxy materials (Notice)?

In 2007, the SEC adopted new Notice and Access Proxy rules. Companies are now permitted to send the enclosed Notice instead of a full printed set of proxy materials.

The Notice and Access increases shareholder value and lowers your company’s printing and mailing costs. It also reduces environmental impact and allows for faster notification of how to access proxy materials.

How do I view the proxy materials online?

Go to www.proxyvote.com and follow the instructions to view the materials. It is necessary to provide the information printed in the box marked by the arrow located on the Notice.

What if I still prefer to receive a paper copy of the proxy materials?

Yes, you can easily request a paper copy at no cost. Refer to the “Before You Vote” section of the Notice for further instructions.

Can I request to receive my proxy materials for future meetings by e-mailing rather than receive a Notice?

Yes, you may request to receive proxy materials for all future meetings by e-mail. To do  so, go to www.proxyvote.com or www.investordelivery.com and follow the electronic delivery enrollment instructions.

How can I vote my shares?

Refer to the “How to Vote” section of the Notice for further instructions.

You MAY NOT use your Notice to vote your shares, it is NOT a form for voting. If you send the Notice back your vote will not count.

For more information please visit,
www.sec.gov/spotlight/proxymatters/e-proxy.shtml